                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6042

Name of Fund:  The Europe Fund, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present to you the Semi-Annual Report of The Europe Fund, Inc. On June 30, 2003, the end of the period under review, the Fund's net assets totaled $92.4 million. This represents a net asset value ("NAV") per share of $9.18 and a total return of 13.75% assuming reinvestment of dividends and distributions. In comparison, the MSCI Europe Index rate of return was 10.77% over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $8.27 per share on the New York Stock Exchange, which represents a 9.91% discount to the Fund's NAV per share and a total return of 16.48% assuming reinvestment of dividends and distributions. Since its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions, the NAV total return was 6.79% per annum which compares to a 7.34% increase in the MSCI Europe Index over the same period. Also, the market price had risen 5.33% per annum from its initial value, assuming reinvestment of dividends and distributions.

     We also enclose an economic review, a market review, and a summary of portfolio activity and market outlook together with a summary of the major portfolio investments.

ECONOMIC REVIEW

     The latest business surveys are suggesting that the Euro-area economy will probably have stagnated for two quarters in a row in the first half of 2003. This makes it all the more likely that after its summer recess, the European Central Bank ("ECB") will announce another rate cut. Similarly, the Bank of England could lower its own interest rates by another 25 basis points.

     That background leads us to believe that the Euro may have peaked, for this year, against the U.S. dollar. This would be good news for many European exporters, who have suffered during this long Euro rally since its low in June 2001.

     The German government recently announced plans to bring forward planned tax cuts to 2004 which were initially slated for 2005. It is also publicly encouraging the ECB to lower its interest rates. Politicians are clearly under pressure to improve the economic situation. Public discontent was also visible in the strikes which affected France in May and June.

     Overall though, improving economic trends in North America and in Asia suggest that Europe could soon follow suit. Furthermore, the year-on-year comparison in the second half of 2003 will be against a weak base, helping the momentum of this recovery.

MARKET REVIEW

     The first half of 2003 started with further weakness for European stock markets, continuing a three year old trend, but by mid-March encouraging reports from the war front in Iraq led to a dramatic rebound. In local currency terms, most stock markets ended the period flat to slightly up, after having been down 15% to 25% at their trough.

     This dramatic recovery came about as investor sentiment switched from fear about the geopolitical events (Iraq, Middle East, SARS), and about some poor economic statistics, to hope about a cyclical recovery.

     More restructuring plans announced by some major European companies (e.g. Fiat or Corus), also contributed to raising expectations about the profitability outlook. Furthermore, the attractive valuation of many European shares also led to a pick-up in Mergers and Acquisitions (M&A) activity. At the time of writing, for example, Pechiney, the French aluminium producer, is fighting a hostile takeover offer from Alcan. Venture capitalists and industrial buyers are starting to compete for what they clearly believe are undervalued assets.

PORTFOLIO ACTIVITY

     The Fund's performance since the start of the year has been ahead of its benchmark, with a return in US$ terms of +13.75% against +10.77%. As we indicated in our 2002 Annual Report, we had built up with the benefit of hindsight somewhat too early, a number of positions in shares which had fallen sharply to very attractive valuation levels. Typically, the market had over the course of 2002 assigned a very high risk premium to these shares, which often were in the midst of their restructuring plans, or where a new management team had recently been appointed.

     The recent market recovery has been especially beneficial to these shares, such as Banca Intesa or Vivendi Universal, which explains the Fund's good relative returns.

OUTLOOK

     After the second quarter broadly uninterrupted rally, buoyed by relief after the end of the Iraq conflict and a "normalization" of the equity market risk premium, European stock markets could be expected to pause for breadth, especially as the macro economic newsflow has remained rather mixed.

     On the other hand, with interest rates both on cash and for government bonds at historically very low levels across Europe, the incentive for investors to move into equities is very strong.

     Furthermore, with a cyclical recovery likely to be more visible over the coming weeks and the benefit of many big corporate restructuring plans still to come, we can expect earnings growth to exceed current consensus expectations for a sufficiently large number of companies that we can continue to find attractive investment opportunities for the Europe Fund's portfolio.

     With consumers unlikely to be the growth engine of this recovery (they have done enough to keep growth positive), the onus lies in the business sector. We are therefore actively looking for attractively valued shares in companies which will benefit from the corporate sector spending again.

                                Yours sincerely,

               /s/ Terry K. Glenn                               /s/ Michael Legros
                 Terry K. Glenn                                   Michel Legros
                   President                                    Portfolio Manager

July 2003

PORTFOLIO SUMMARY

     The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at June 30, 2002 are outlined below:

                       FUND                                                 MSCI

   [PIE CHART]                                                    [PIE CHART]
                                           *Countries include Austria, Belgium,
                                            Denmark, Greece, Norway and
                                            Portugal.

     The Fund's ten largest equity holdings expressed as a percentage of total net assets at June 30, 2003 were:

Shell Transport & Trading Company PLC......   4.3%
GlaxoSmithKline PLC........................   3.9
BP Amoco PLC...............................   3.7
Vodafone Group PLC.........................   3.5
Total Fina Elf SA 'B'......................   3.2
HSBC Holdings PLC..........................   3.2
Banca Intesa SpA...........................   2.8
Nestle SA (Registered Shares)..............   2.8
Roche Holding AG (Genuss)..................   2.5
Novartis AG (Registered Shares)............   2.5
                                             ----
                                             32.4%
                                             ====

     The Fund's sector weightings expressed as a percentage of net assets at June 30, 2003 were:

Financials................................    26.6%
Health Care...............................    13.9
Consumer Discretionary....................    12.5
Energy....................................    11.8
Telecommunication Services................    10.8
Information Technology....................     8.9
Consumer Staples..........................     7.7
Industrials...............................     4.0
Materials.................................     1.5
Utilities.................................     1.1
Cash......................................     1.2
                                            ------
                                             100.0%
                                            ======

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2003 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.9%
 ..............................................................................................................
AUTOMOBILES & COMPONENTS
France                      7,000    PSA Peugeot Citroen SA                           $   340,026        0.4%
 ..............................................................................................................
Germany                    17,383    Bayerische Motoren Werke (BMW) AG                    668,719        0.7
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN AUTOMOBILES &
                                     COMPONENTS                                         1,008,745        1.1
 ..............................................................................................................
BANKS
France                     34,766    BNP Paribas SA                                     1,766,616        1.9
                           12,500    Societe Generale 'A'                                 792,361        0.9
                                                                                      ------------------------
                                                                                        2,558,977        2.8
 ..............................................................................................................
Germany                    14,000    Deutsche Bank AG (Registered Shares)                 908,023        1.0
 ..............................................................................................................
Italy                     814,515    Banca Intesa SpA                                   2,604,944        2.8
                          183,763    UniCredito Italiano SpA                              875,750        0.9
                                                                                      ------------------------
                                                                                        3,480,694        3.7
 ..............................................................................................................
Spain                     148,997    Banco Bilbao Vizcaya Argentaria SA                 1,565,571        1.7
 ..............................................................................................................
Switzerland                76,982    Credit Suisse Group (Registered Shares)            2,026,066        2.2
                           11,920    UBS AG (Registered Shares)                           663,078        0.7
                                                                                      ------------------------
                                                                                        2,689,144        2.9
 ..............................................................................................................
United Kingdom            218,528    Barclays PLC                                       1,622,717        1.8
                          110,000    HBOS PLC                                           1,423,996        1.5
                          248,328    HSBC Holdings PLC                                  2,934,011        3.2
                           80,000    Royal Bank of Scotland Group PLC                   2,244,202        2.4
                                                                                      ------------------------
                                                                                        8,224,926        8.9
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN BANKS                      19,427,335       21.0
 ..............................................................................................................
CAPITAL GOODS
Germany                    17,880    Siemens AG                                           877,148        0.9
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN CAPITAL GOODS                 877,148        0.9
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 ..............................................................................................................
COMMERCIAL SERVICES & SUPPLIES
Denmark                    14,000    ISS A/S                                          $   499,838        0.5%
 ..............................................................................................................
Netherlands               109,264    Vedior NV 'A'                                        989,984        1.1
 ..............................................................................................................
Spain                          17    +A.B. Capital Fund**                                      --        0.0
 ..............................................................................................................
Sweden                     44,699    Securitas AB 'B'                                     457,881        0.5
 ..............................................................................................................
Switzerland                11,920    Adecco SA (Registered Shares)                        491,038        0.5
 ..............................................................................................................
United Kingdom            170,000    Serco Group PLC (Ordinary)                           448,841        0.5
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN COMMERCIAL
                                     SERVICES & SUPPLIES                                2,887,582        3.1
 ..............................................................................................................
CONSUMER DURABLES & APPAREL
France                    125,000    +Lectra Systems                                      703,364        0.7
                           14,250    LVMH (Moet Hennessy Louis Vuitton SA)                706,761        0.8
                                                                                      ------------------------
                                                                                        1,410,125        1.5
 ..............................................................................................................
Germany                     9,933    Adidas-Salomon AG                                    849,446        0.9
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN CONSUMER
                                     DURABLES & APPAREL                                 2,259,571        2.4
 ..............................................................................................................
DIVERSIFIED FINANCIALS
Netherlands                65,000    ING Groep NV                                       1,129,344        1.2
 ..............................................................................................................
Switzerland                 2,000    Julius Baer Holding Ltd. 'B'                         490,200        0.5
 ..............................................................................................................
United Kingdom             40,000    Amvescap PLC                                         275,905        0.3
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN DIVERSIFIED FINANCIALS      1,895,449        2.0
 ..............................................................................................................
ENERGY
France                     19,866    Total Fina Elf SA 'B'                              3,002,206        3.2
 ..............................................................................................................
United Kingdom            110,000    BG Group PLC                                         487,371        0.6
                          496,656    BP Amoco PLC                                       3,444,185        3.7
                          595,987    Shell Transport & Trading Company PLC              3,933,869        4.3
                                                                                      ------------------------
                                                                                        7,865,425        8.6
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN ENERGY                     10,867,631       11.8
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 ..............................................................................................................
FOOD & DRUG RETAILING
France                     39,000    Carrefour SA                                     $ 1,911,451        2.1%
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN FOOD & DRUG RETAILING       1,911,451        2.1
 ..............................................................................................................
FOOD, BEVERAGE & TOBACCO
France                     10,554    Pernod-Ricard SA                                     941,699        1.0
 ..............................................................................................................
Switzerland                12,416    Nestle SA (Registered Shares)                      2,561,937        2.8
 ..............................................................................................................
United Kingdom             39,732    Diageo PLC                                           424,197        0.4
                          160,000    Unilever PLC                                       1,273,915        1.4
                                                                                      ------------------------
                                                                                        1,698,112        1.8
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN FOOD, BEVERAGE &
                                     TOBACCO                                            5,201,748        5.6
 ..............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                     24,833    Essilor International SA                           1,000,375        1.1
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN HEALTH CARE
                                     EQUIPMENT & SERVICES                               1,000,375        1.1
 ..............................................................................................................
HOTELS, RESTAURANTS & LEISURE
France                     42,000    Accor SA                                           1,519,266        1.7
 ..............................................................................................................
Switzerland                 5,000    Kuoni Reisen Holding AG (Registered Shares)        1,284,559        1.4
 ..............................................................................................................
United Kingdom             90,000    Compass Group PLC                                    485,268        0.5
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN HOTELS, RESTAURANTS &
                                     LEISURE                                            3,289,093        3.6
 ..............................................................................................................
INSURANCE
France                     64,565    AXA                                                1,001,674        1.1
 ..............................................................................................................
Germany                     7,946    Allianz AG (Registered Shares)                       660,452        0.7
                            3,973    Muenchener Rueckversicherungs-Gesellschaft AG
                                     (Registered Shares)                                  405,049        0.4
                                                                                      ------------------------
                                                                                        1,065,501        1.1
 ..............................................................................................................
Netherlands                46,487    Aegon NV                                             465,503        0.5
 ..............................................................................................................
Sweden                    160,000    Skandia Forsakrings AB                               425,737        0.5
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 ..............................................................................................................
INSURANCE (CONTINUED)
Switzerland                 6,705    Swiss Re                                         $   371,496        0.4%
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN INSURANCE                   3,329,911        3.6
 ..............................................................................................................
MATERIALS
France                     47,500    Arcelor SA                                           553,103        0.6
 ..............................................................................................................
Spain                      12,416    Acerinox SA                                          474,503        0.5
 ..............................................................................................................
Switzerland                 6,953    Syngenta AG                                          348,535        0.4
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN MATERIALS                   1,376,141        1.5
 ..............................................................................................................
MEDIA
France                     19,866    Publicis Groupe                                      533,143        0.6
                          114,231    +Vivendi Universal SA                              2,079,157        2.2
                                                                                      ------------------------
                                                                                        2,612,300        2.8
 ..............................................................................................................
United Kingdom             49,666    Pearson PLC                                          463,873        0.5
                           59,599    WPP Group PLC                                        467,149        0.5
                                                                                      ------------------------
                                                                                          931,022        1.0
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN MEDIA                       3,543,322        3.8
 ..............................................................................................................
PHARMACEUTICALS & BIOTECHNOLOGY
France                     13,900    Aventis SA                                           764,742        0.8
 ..............................................................................................................
Germany                    13,906    Schering AG                                          679,958        0.8
 ..............................................................................................................
Switzerland                58,605    Novartis AG (Registered Shares)                    2,319,020        2.5
                           29,799    Roche Holding AG (Genuss)                          2,337,414        2.5
                                                                                      ------------------------
                                                                                        4,656,434        5.0
 ..............................................................................................................
United Kingdom             31,289    AstraZeneca Group PLC                              1,254,645        1.4
                          180,000    GlaxoSmithKline PLC                                3,632,637        3.9
                                                                                      ------------------------
                                                                                        4,887,282        5.3
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN PHARMACEUTICALS &
                                     BIOTECHNOLOGY                                     10,988,416       11.9
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 ..............................................................................................................
RETAILING
France                      3,973    Pinault-Printemps-Redoute SA                     $   299,293        0.3%
 ..............................................................................................................
United Kingdom            124,164    Marks & Spencer Group PLC                            646,937        0.7
                           30,000    Next PLC                                             508,163        0.6
                                                                                      ------------------------
                                                                                        1,155,100        1.3
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN RETAILING                   1,454,393        1.6
 ..............................................................................................................
SOFTWARE & SERVICES
France                    240,000    Altran Technologies SA                             2,130,418        2.3
                           13,906    +Cap Gemini SA                                       493,760        0.5
                           12,500    Dassault Systemes SA                                 410,535        0.5
                                                                                      ------------------------
                                                                                        3,034,713        3.3
 ..............................................................................................................
Germany                     5,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                     Datenverarbeitung)                                   589,677        0.6
 ..............................................................................................................
United Kingdom          4,000,000    +Innovation Group PLC                                874,579        1.0
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN SOFTWARE & SERVICES         4,498,969        4.9
 ..............................................................................................................
TECHNOLOGY HARDWARE & EQUIPMENT
Finland                   115,000    Nokia Oyj                                          1,893,743        2.0
 ..............................................................................................................
France                     32,283    +Alcatel SA                                          291,016        0.3
 ..............................................................................................................
Sweden                  1,100,000    +Telefonaktiebolaget LM Ericsson AB 'B'            1,181,769        1.3
 ..............................................................................................................
United Kingdom            198,662    +NXT PLC                                             311,431        0.4
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN TECHNOLOGY
                                     HARDWARE & EQUIPMENT                               3,677,959        4.0
 ..............................................................................................................
TELECOMMUNICATION SERVICES
France                     45,000    France Telecom SA                                  1,103,794        1.2
                           89,398    +Orange SA                                           793,563        0.9
                                                                                      ------------------------
                                                                                        1,897,357        2.1
 ..............................................................................................................
Germany                    62,000    +Deutsche Telekom AG                                 946,217        1.0
 ..............................................................................................................
Italy                     124,164    Telecom Italia SpA                                 1,123,987        1.2
                           79,465    Telecom Italia SpA (Savings Shares)                  435,280        0.5
                                                                                      ------------------------
                                                                                        1,559,267        1.7
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                         Shares                                                                      Percent of
Industries*               Held                        Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
 ..............................................................................................................
TELECOMMUNICATION SERVICES (CONTINUED)
Spain                     103,496    +Telefonica SA                                   $ 1,201,569        1.3%
 ..............................................................................................................
United Kingdom            600,000    Cable & Wireless PLC                               1,118,801        1.2
                        1,663,797    Vodafone Group PLC                                 3,253,432        3.5
                                                                                      ------------------------
                                                                                        4,372,233        4.7
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN TELECOMMUNICATION
                                     SERVICES                                           9,976,643       10.8
 ..............................................................................................................
UTILITIES
Germany                    19,866    E.On AG                                            1,021,343        1.1
 ..............................................................................................................
                                     TOTAL COMMON STOCKS IN UTILITIES                   1,021,343        1.1
 ..............................................................................................................
                                     TOTAL INVESTMENTS IN COMMON STOCKS
                                     (COST--$100,429,117)                              90,493,225       97.9
 ..............................................................................................................
PREFERRED STOCKS--0.8%
 ..............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
Germany                    18,273    Rhoen-Klinikum AG                                    708,203        0.8
 ..............................................................................................................
                                     TOTAL PREFERRED STOCKS IN HEALTH CARE
                                     EQUIPMENT & SERVICES                                 708,203        0.8
 ..............................................................................................................
                                     TOTAL INVESTMENTS IN PREFERRED STOCKS
                                     (COST--$360,157)                                     708,203        0.8
 ..............................................................................................................

---------------------------------------------------------------------------------------------------------------
                                                                                            In US Dollars
                                                                                      -------------------------
                          Par                                                                        Percent of
Industries*              Amount                       Description                        Value       Net Assets
---------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS--0.1%
 ..............................................................................................................
HEALTH CARE EQUIPMENT & SERVICES
France                  EUR74,679    Essilor International SA, 1.50% due 7/02/10      $    85,758        0.1%
 ..............................................................................................................
                                     TOTAL CONVERTIBLE BONDS IN HEALTH CARE
                                     EQUIPMENT & SERVICES                                  85,758        0.1
 ..............................................................................................................
                                     TOTAL INVESTMENTS IN CONVERTIBLE BONDS
                                     (COST--$86,389)                                       85,758        0.1
 ..............................................................................................................
                                     TOTAL INVESTMENTS (COST--$100,875,663)(A)         91,287,186       98.8
                                     OTHER ASSETS LESS LIABILITIES                      1,123,431        1.2
                                                                                      ------------------------
                                     NET ASSETS                                       $92,410,617      100.0%
                                                                                      ------------------------
                                                                                      ------------------------
 ..............................................................................................................

 + Non-income producing security.

 * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

** Investment in restricted security with an aggregate value of $0, representing
   0.0% of net assets at June 30, 2003. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at June 30, 2003 was $101,413,854 and, accordingly, net unrealized depreciation for United States Federal income tax purposes was $(10,126,668) (gross unrealized appreciation--$8,089,707 gross unrealized depreciation--$18,216,375).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $100,875,663) (Note 1)..........    $ 91,287,186
Cash, at value (cost $1,087,182)............................       1,087,310
Withholding tax receivable..................................         192,069
Dividends receivable........................................          62,099
Receivable for securities sold..............................          20,372
Interest receivable.........................................           3,291
                                                                ------------
      Total assets..........................................      92,652,327
                                                                ------------

LIABILITIES
Payable for securities purchased............................          85,758
Investment management fee payable (Note 2)..................          59,087
Administration fee payable (Note 2).........................          19,696
Accrued expenses and other liabilities......................          77,169
                                                                ------------
      Total liabilities.....................................         241,710
                                                                ------------
NET ASSETS..................................................    $ 92,410,617
                                                                ============

Net Assets consist of:
  Common Stock, $0.001 par value (Authorized 100,000,000
    shares) (Note 4)........................................    $     10,066
  Paid-in surplus...........................................     118,815,667
  Accumulated undistributed net investment income...........         814,268
  Accumulated net realized loss on investments and foreign
    currency related transactions...........................     (17,660,729)
  Net unrealized depreciation on investments and foreign
    currency related transactions...........................      (9,568,655)
                                                                ------------
  Net Assets................................................    $ 92,410,617
                                                                ============

Net Asset Value per share
 ($92,410,617/10,066,319 shares of common stock issued and
 outstanding)...............................................           $9.18
                                                                       -----
                                                                       -----

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends (less withholding tax $226,340).................                 $ 1,390,420
  Interest..................................................                       1,866
                                                                             -----------
                                                                               1,392,286
                                                                             -----------
Expenses
  Investment management fee (Note 2)........................                     308,495
  Administration fee (Note 2)...............................                     102,832
  Shareholder servicing fees................................                      29,562
  Custodian fees............................................                      24,344
  Audit fees................................................                      22,454
  Reports to shareholders...................................                      20,213
  NYSE listing fee..........................................                      14,363
  Legal fees................................................                      10,926
  Directors' fees and expenses..............................                      10,828
  Miscellaneous.............................................                       7,769
                                                                             -----------
      Total expenses........................................                     551,786
                                                                             -----------
Net investment income.......................................                     840,500
                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) from:
  Investments--net..........................................  $(3,842,567)
  Foreign currency related transactions.....................       93,282     (3,749,285)
                                                              -----------
Change in unrealized appreciation (depreciation) on:
  Investments--net..........................................   14,133,458
  Foreign currency related transactions.....................      (35,312)    14,098,146
                                                              -----------    -----------
Net realized and unrealized gain on investments and foreign
  currency related transactions.............................                  10,348,861
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $11,189,361
                                                                             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                               JUNE 30, 2003     DECEMBER 31,
                                                                (UNAUDITED)          2002
                                                              ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................    $   840,500      $  1,073,645
  Net realized loss on investments and foreign currency
    related transactions....................................     (3,749,285)      (11,966,394)
  Change in unrealized appreciation (depreciation) on
    investments and foreign currency related transactions...     14,098,146       (20,447,300)
                                                                -----------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................     11,189,361       (31,340,049)
                                                                -----------      ------------

Dividends and distributions to shareholders from:
  Net investment income ($0 and $0.09926 per share,
    respectively)...........................................             --          (999,182)
  Tax return of capital ($0 and $0.74494 per share,
    respectively)...........................................             --        (7,498,806)
                                                                -----------      ------------
Net decrease in net assets resulting from dividends and
  distributions.............................................             --        (8,497,988)
                                                                -----------      ------------
Total increase (decrease)...................................     11,189,361       (39,838,037)
                                                                -----------      ------------
NET ASSETS
  Beginning of period.......................................     81,221,256       121,059,293
                                                                -----------      ------------
  End of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    $814,268 and $(26,232), respectively)...................    $92,410,617      $ 81,221,256
                                                                ===========      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                             FOR THE SIX                      FOR THE YEAR ENDED
                                             MONTHS ENDED                        DECEMBER 31,
                                            JUNE 30, 2003     ---------------------------------------------------
                                             (UNAUDITED)       2002       2001       2000       1999       1998
                                           ----------------   -------   --------   --------   --------   --------
Net asset value, beginning of period.....      $  8.07        $ 12.03   $  17.01   $  20.64   $  19.52   $  19.01
                                               -------        -------   --------   --------   --------   --------
Operations:
  Net investment income..................         0.08           0.11       0.06       0.06       0.12       0.14
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    related transactions.................         1.03          (3.23)     (3.86)     (1.33)      3.72       3.86
                                               -------        -------   --------   --------   --------   --------
Total from operations....................         1.11          (3.12)     (3.80)     (1.27)      3.84       4.00
                                               -------        -------   --------   --------   --------   --------
Dividends and distributions to
  shareholders from:
  Net investment income*.................           --          (0.10)     (0.06)     (0.06)     (0.14)     (0.13)
  Net realized gain on investments and
    foreign currency related
    transactions.........................           --             --      (0.81)     (2.30)     (2.58)     (3.36)
  Tax return of capital..................           --          (0.74)     (0.31)        --         --         --
                                               -------        -------   --------   --------   --------   --------
Total dividends and distributions........           --          (0.84)     (1.18)     (2.36)     (2.72)     (3.49)
                                               -------        -------   --------   --------   --------   --------
Net asset value, end of period...........      $  9.18        $  8.07   $  12.03   $  17.01   $  20.64   $  19.52
                                               =======        =======   ========   ========   ========   ========
Per share market value, end of period....      $  8.27        $  7.10   $  10.40   $  15.00   $  18.88   $  18.56
                                               =======        =======   ========   ========   ========   ========
Total investment return, market value+...        16.48%        (24.02)%   (23.07)%    (8.25)%    17.07%     27.84%
Net assets at end of period (in 000's)...      $92,411        $81,221   $121,059   $171,233   $207,769   $196,480
Ratio of expenses to average weekly
  net assets.............................         1.35%**        1.28%      1.30%      1.27%      1.30%      1.27%
Ratio of net investment income to average
  weekly net assets......................         2.06%**        1.04%      0.45%      0.31%      0.59%      0.65%
Portfolio turnover rate..................           22%            29%        24%        33%        47%        54%

------------------------------
 *Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

**Annualized.

 +Total investment return, market value, is based on the change in market price of a share during each period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------------------

THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
                                 The Europe Fund, Inc. (the "Fund") was
                                 incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

Security Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, net of foreign withholding taxes where applicable. Interest income is determined on the basis of interest accrued, net of foreign withholding taxes where applicable, premium amortized and discount earned.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at a 11:00 a.m., eastern time, closing rate of exchange on valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the 11:00 a.m., eastern time, closing rate of exchange prevailing on the respective dates of such transactions.

     The resultant exchange gains and losses are included in the Statement of Operations.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.

     The Fund may hold foreign currency in order to facilitate the purchases of foreign securities.

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     As of June 30, 2003, the Fund had no foreign currency exchange contracts outstanding.

Taxes: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

     The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:

                                          12/31/2002
                                          ----------
Distributions paid from:
  Ordinary Income......................   $  999,182
  Net Long-term Capital Gains..........           --
                                          ----------
  Total Taxable Distributions..........      999,182
  Tax Return of Capital................    7,498,806
                                          ----------
Total Distributions....................   $8,497,988
                                          ==========

     As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

  Undistributed ordinary
    income -- net......................  $         --
  Undistributed long-term capital
    gains -- net.......................            --
                                         ------------
  Accumulated earnings.................  $         --
  Capital loss carryforward............   (11,252,350)*
  Unrealized gains (losses) -- net.....   (26,352,126)**
                                         ------------
  Total accumulated earnings
    (losses) -- net....................  $(37,604,476)
                                         ============

------------------------------
 * On December 31, 2002, the Fund had a net capital loss carryforward of $11,252,350 which $1,957,889 expires in 2009 and $9,294,461 expires in 2010.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to: deferred post October currency and capital losses and deferral of wash sales.

     Under the current tax law, capital and currency losses realized after October 31, 2002 are deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer currency and capital losses occurring between November 1, 2002 and December 31, 2002 in the amounts of $26,232 and $1,850,126, respectively.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2. TRANSACTIONS
WITH AFFILIATES
AND AGREEMENTS
                                 The Fund has entered into an Investment
                                 Management Agreement (the "Management
Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager").

     The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc.

     The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

     Certain directors and officers of the Fund are also directors and officers of the Administrator.

NOTE 3. INVESTMENT
TRANSACTIONS
                                 Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2003 were $17,990,919 and
$17,464,410, respectively.

NOTE 4. CAPITAL
                                 There are 100 million shares of $0.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2003,
Merrill Lynch Investment Managers International Limited owned 1,736 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF
OPERATIONS*

                                                            NET REALIZED
                                                                 AND
                                                             UNREALIZED
                                                           GAIN (LOSS) ON
                                                             INVESTMENTS
                                                             AND FOREIGN
                                              NET             CURRENCY
                         INVESTMENT       INVESTMENT           RELATED
                           INCOME        INCOME (LOSS)      TRANSACTIONS
                       --------------   ---------------   -----------------
                                 PER              PER                 PER
                       TOTAL    SHARE   TOTAL    SHARE     TOTAL     SHARE
                       ------   -----   ------   ------   --------   ------
March 31, 2001.......  $  394   $0.04   $ (141)  $(0.02)  $(27,435)  $(2.73)
June 30, 2001........   1,286    0.13      813     0.08     (4,662)   (0.46)
September 30, 2001...     726    0.07       10     0.00**  (21,115)   (2.10)
December 31, 2001....      79    0.00**    (46)    0.00**   14,353     1.43
                       ------   -----   ------   ------   --------   ------
Total................  $2,485   $0.24   $  636   $ 0.06   $(38,859)  $(3.86)
                       ======   =====   ======   ======   ========   ======
March 31, 2002.......  $  383   $0.04   $   51   $ 0.01   $ (2,092)  $(0.21)
June 30, 2002........   1,052    0.11      870     0.09     (9,325)   (0.93)
September 30, 2002...     753    0.07      210     0.02    (29,796)   (2.96)
December 31, 2002....     213    0.02      (57)   (0.01)     8,799     0.87
                       ------   -----   ------   ------   --------   ------
Total................  $2,401   $0.24   $1,074   $ 0.11   $(32,414)  $(3.23)
                       ======   =====   ======   ======   ========   ======
March 31, 2003.......  $  463   $0.05   $  194   $ 0.02   $ (7,740)  $(0.77)
June 30, 2003........     929    0.09      646     0.06     18,089     1.80
                       ------   -----   ------   ------   --------   ------
Total................  $1,392   $0.14   $  840   $ 0.08   $ 10,349   $ 1.03
                       ======   =====   ======   ======   ========   ======

------------------------------

 *Totals expressed in thousands of dollars except per share amounts.

**Amount is less than $.01 per share.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA

                          NET ASSET            MARKET
                            VALUE             PRICE**
                       ---------------   ------------------
QUARTER ENDED           HIGH     LOW       HIGH       LOW     VOLUME*
-------------          ------   ------   --------   -------   --------
March 31, 2001.......  $17.19   $13.35     $15.64    $11.65    1,432
June 30, 2001........   15.51    13.79      13.59     11.95    1,051
September 30, 2001...   14.08    10.29      12.38      8.84      935
December 31, 2001....   13.36    11.53      11.50      9.90    1,398
March 31, 2002.......   12.25    10.86      10.80      9.78    1,465
June 30, 2002........   11.93    10.36      10.75      9.40    1,218
September 30, 2002...   10.99     7.93       9.85      7.05      872
December 31, 2002....    9.41     7.70       8.26      6.75    1,215
March 31, 2003.......    8.45     6.73       7.52      6.35    1,458
June 30, 2003........    9.73     7.43       8.55      6.60    1,420

------------------------------

 * In thousands.

** Based on closing prices as reported on the New York Stock Exchange.

ADDITIONAL

INFORMATION
(UNAUDITED)
                                 During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investments in the Fund.

     Michel Legros is the lead portfolio manager of the Fund, and is part of the European Equity team.

                                 PROXY RESULTS

     On June 26, 2003, The Europe Fund, Inc. shareholders voted on the following proposal at the annual shareholders' meeting. The description of the proposal and number of shares voted is as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES VOTED   SHARES WITHHELD/
                                                                                     FOR         VOTED AGAINST
----------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:     David O. Beim......................   7,864,833         226,375
                                            James T. Flynn.....................   7,865,498         225,710
                                            Terry K. Glenn.....................   7,644,172         447,036
                                            Todd Goodwin.......................   7,859,166         232,042
                                            George W. Holbrook, Jr.............   7,859,112         232,096
                                            W. Carl Kester.....................   7,904,247         186,961
                                            Karen P. Robards...................   7,909,323         181,885

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The date of the Fund's next Annual Meeting of Stockholders has been changed from June 2004 to August 2004. Proposals of stockholders intended to be presented at the Fund's next Annual Meeting of Stockholders must be received by the Fund by May 14, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an Annual Meeting of Stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not later than the close of business on June 11, 2004. Written proposals should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

------------------------------------------------------
DIRECTORS AND OFFICERS
 TERRY K. GLENN, Director and President
*DAVID O. BEIM, Director
*JAMES T. FLYNN, Director
*TODD GOODWIN, Director
*GEORGE W. HOLBROOK, JR., Director
*W. CARL KESTER, Director
*KAREN P. ROBARDS, Director
 DONALD C. BURKE, Vice President and Treasurer
 ROBERT C. DOLL, Jr., Senior Vice President
 PHILLIP C. GILLESPIE, Secretary
*Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.
------------------------------------------------------
EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund
Reports, please call 1-800-543-6217 or
1-609-282-4600)

INVESTMENT MANAGER--
Merrill Lynch Investment Managers International Limited
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL--
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT AUDITORS--
Ernst & Young LLP
99 Wood Avenue South
Iselin, New Jersey 08830

------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------------------------------

THE FUND

The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Merrill Lynch Investment Managers International Limited, a company organized in England and Wales and regulated by IMRO and the U.S. Securities and Exchange Commission.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in The Wall Street Journal and the New York Times and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.

TRANSFER AGENT:

The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                            The Europe Fund Art Work

                             THE EUROPE FUND, INC.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2003

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
            2003)

Item 4 -    Disclose annually only (not answered until December 15, 2003)

           (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

           (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (c) Tax Fees -   Disclose aggregate fees billed in each of the last
                            two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                                (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

           (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

           (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

            (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

            (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

            (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

           If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

           (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 -   Reserved

Item 7 - For closed - end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

           PROXY VOTING POLICIES AND PROCEDURES

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

           From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

- Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

- Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

- Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

- Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

- Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

- Routine proposals related to requests regarding the formalities of corporate meetings.

- Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

- Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 --  Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)-- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -  Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      The Europe Fund, Inc.

      By:    /s/ Terry K. Glenn
             --------------------
             Terry K. Glenn,
             President of
             The Europe Fund, Inc.

      Date: August 21, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By:    /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             The Europe Fund, Inc.

      Date: August 21, 2003

      By:    /s/ Donald C. Burke
             -------------------
             Donald C. Burke,
             Chief Financial Officer of
             The Europe Fund, Inc.

      Date: August 21, 2003

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.